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                                                                   EXHIBIT 23.10

                           CONSENT OF THOMAS SUITER



                                                                November 4, 1998

USWeb Corporation
2880 Lakeside Drive
Santa Clara, California 95054

Ladies and Gentlemen:

     I hereby consent to the use of my name as a nominee director in the Registration Statement on Form S-4 of USWeb Corporation (File No. 333-63323).



                                                       Very truly yours,


                                                       /s/ THOMAS SUITER
                                                       ------------------
                                                       THOMAS SUITER